UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT No. 1 to FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 25, 2017
(Date of earliest event reported)

Asure Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20008 (Commission File Number)	74-2415696 (IRS Employer Identification Number)

110 Wild Basin Rd., Suite 100, Austin, TX (Address of principal executive offices)		78746 (Zip Code)

512-437-2700
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On May 26, 2017 we filed a Current Report on Form 8-K (“Original Form 8-K”) to report the completion of the acquisition of iSystems Holdings, LLC, pursuant to an Equity Purchase Agreement, and the acquisition of Compass HRM, Inc., pursuant to a Stock Purchase Agreement.

We are amending the Original Form 8-K to provide the historical financial statements of Compass HRM, Inc. and update the pro forma financial information related to the acquisitions to include Compass HRM, Inc.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

The audited financial statements of Compass HRM, Inc.  as of December 31, 2016 and for the year then ended and the unaudited financial statements of Compass HRM, Inc. as of March 31, 2017 and for each of the three months ended March 31, 2017 and 2016 are filed as Exhibits 99.1 and 99.2, respectively, hereto and incorporated herein by reference.

(b)  Pro Forma Financial Information.

Our unaudited pro forma condensed combined financial information of Asure Software, Inc., after giving effect to the iSystems and Compass acquisitions and the borrowings under the Restated Credit Agreement, is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

(d)   Exhibits

Exhibit No.	Description

23.1	Consent of Marcum LLP.

99.1	Audited financial statements of Compass HRM, Inc. as of and for the year ended December 31, 2016.

99.2	Unaudited financial statements of Compass HRM, Inc. as of March 31, 2017 and for the three months ended March 31, 2017 and 2016.

99.3	Unaudited pro forma condensed combined financial statements of Asure Software, Inc.

Cautionary Statement Regarding Forward-Looking Statements

This Report contains forward-looking statements that involve risks and uncertainties. These statements relate to future periods, future events or our future operating or financial performance. All statements other than statements of historical fact, including statements identified by words such as “may,” “will,” “could,” “expect,” “anticipate,” “continue,” “plan,” “intend,” “estimate,” “project,” “believe” and similar expressions or variations, are forward-looking statements. Forward-looking statements include but are not limited to statements regarding our strategy, future operations, financial condition, results of operations, projected costs, and plans and objectives of management. Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the risks and uncertainties described in our reports and filings with the Securities and Exchange Commission. We undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances that occur after the date on which the statement is made or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: August 8, 2017	By:	/s/ Pat Goepel
Pat Goepel
Chief Executive Officer and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Marcum LLP.

99.1	Audited financial statements of Compass HRM, Inc. as of and for the year ended December 31, 2016.

99.2	Unaudited financial statements of Compass HRM, Inc. as of March 31, 2017 and for the three months ended March 31, 2017 and 2016.

99.3	Unaudited pro forma condensed combined financial statements of Asure Software, Inc.